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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


The Board of Directors
American Achievement Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.




s/s KPMG LLP

Dallas, Texas
April 4, 2002